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                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

                               SECURITY AGREEMENT

      SECURITY AGREEMENT (this "Agreement") dated as of the 29th day of September, 2004, among LEASECOMM CORPORATION, a Massachusetts corporation ("Leasecomm"), TIMEPAYMENT CORP. LLC, a Delaware limited liability company ("TimePayment" and together with Leasecomm, the "Borrower") and THE CIT GROUP/COMMERCIAL SERVICES, INC. (together with its successors and assigns, "CIT"), as agent (in such capacity, the "Agent") for the Lenders under (and as defined in) that certain Revolving Credit Agreement dated of even date herewith (as the same may be amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement").

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Agent and the Lenders are parties to a certain Revolving Credit Agreement, dated as of the date hereof (the "Credit Agreement").

      NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make the Loans pursuant to the Credit Agreement, the parties hereto agree as follows:

SECTION 1. DEFINITIONS.

      Unless otherwise defined herein, terms which are defined in the Credit Agreement are used herein as so defined. The terms "equipment," "inventory," "accounts," "chattel paper," "instruments," "documents," "general intangibles," "products," "deposit accounts" and "proceeds" shall have the respective meanings ascribed thereto in the UCC. The following terms shall have the following meanings:

      "Collateral" is defined in Section 2(a) hereof.

      "Contract Payments" means all rentals, additional rentals, installment payments and all other payments due or to become due under any Contract, including, without limitation, payments representing rent, principal, interest, taxes, insurance premiums and delinquency charges, and all insurance payments and claims for losses, together with all rights under or in respect of such Contract, including rights evidenced by an account, note, contract, security agreement, chattel paper or other evidence of indebtedness or security, all guaranties, warranties and indemnities in respect thereof, and all accounts, contract rights and general intangibles arising under any of the foregoing.

      "Contracts" means, collectively, all lease rental schedules, master leases relating to such lease rental schedules, leases, rental contracts, service contracts, agreements for use, sales contracts and chattel paper (including, without limitation, all Leases, Eligible Installment Sales Contracts, Installment Finance Contracts and Interest Rate Contracts) and any and all renewals, extensions, modifications and substitutions thereof and therefor.

      "Equipment" means all present and hereafter acquired equipment (as defined in the UCC) including, without limitation, all machinery, equipment, furnishings and fixtures, and all

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additions, substitutions and replacements thereof, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto and all proceeds thereof of whatever sort, and all guarantees, warranties and rights against manufacturers under purchase agreements or otherwise and other parties in connection therewith, all maintenance records and contracts relating thereto, and all insurance thereon and all insurance proceeds payable in connection therewith.

      "Inventory" means all of the Borrower's present and hereafter acquired inventory (as defined in the UCC) and including, without limitation, all merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods and materials used or usable in manufacturing, processing, packaging or shipping same in all stages of production from raw materials.

      "Rental Contracts" means Leases which are month-to-month and which are cancelable.

      "Security Monitoring Agreements" means any agreement between a Dealer and a customer which provides for (i) the selling, servicing and installation by the Dealer of central station security/alarm monitoring equipment and related monitoring services or (ii) only monitoring services with respect to such equipment.

      "Software Systems" means, collectively, all computer programs, software, software systems and computer records relating to any Collateral described in
Section 2(a) hereof, and the rights of the Borrower under any agreement licensing the use thereof including, without limitation, its billing and collection software system.

      All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the State of New York have the meanings assigned to them in such Uniform Commercial Code.

SECTION 2. SECURITY INTEREST.

      (a) To secure the due payment and performance of all of the Obligations, including, without limitation, the strict performance and observance by the Borrower of all representations, warranties, covenants and conditions of this Agreement, the Credit Agreement, the Revolving Credit Notes and other Loan Documents, and any and all amendments thereto and replacements therefor, the Borrower hereby assigns, pledges, hypothecates, transfers and sets over to the Agent for the benefit of the Lenders, and grants to the Agent for the benefit of the Lenders, an Encumbrance upon and a security interest in all of the Borrower's right, title and interest in the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

            (i)   all Contracts;

            (ii)  all Contract Payments;

            (iii) all security pledged, assigned, hypothecated or granted to or held by the Borrower to secure the obligations of any lessees or obligors under any Contract;

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            (iv)  all Equipment;

            (v)   all Inventory;

            (vi) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection with any Contract or Equipment Collateral;

            (vii) all books, records, ledger cards, invoices and other instruments, and all credit information, reports and memoranda, relating to any Contract or Equipment Collateral;

            (viii) all evidences of the filing of financing statements and other statements, if any, and all amendments thereto, notices to other creditors or secured parties, and certificates from filing officers, in each case relating or pertaining to any of the foregoing;

            (ix) all electronically processed or recorded information relating or pertaining to any of the foregoing, whether in the possession or control of the Borrower or any third party;

            (x) (A) all Software Systems, (B) all of the tangible embodiments thereof and (C)(I) all of the intellectual property rights (including, by way of example and not limitation, all copyrights, patents and patentable inventions, trade secrets, trademarks and any and all other proprietary rights) contained or embodied therein, throughout the world, (II) all renewals, reissues, applications, and registrations thereof, and (III) all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including (without limitation) damages and payments for past and future infringements thereof, (IV) the rights to sue and recover for past, present and future infringements thereof, and (V) all other proceeds of all of the foregoing, including (without limitation) (1) any rights pursuant to the Borrower's agreements with any other party relative thereto as well as (2) all of the rights (if any) to use the Software Systems (or any part thereof) granted by any third party to the Borrower;

            (xi)  any Security Monitoring Agreements;

            (xii) any Rental Contracts;

            (xiii) any documents, general intangibles (including payment intangibles), and deposit accounts; and

            (xiv) to the extent not included in the foregoing, all other personal property of any kind or description; together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, or evidencing, embodying, incorporating or referring to any of the foregoing, and all Proceeds (as defined in the UCC), insurance proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.

      (b) Except as provided in Section 2(b)(ii) below, this Agreement shall create a continuing collateral assignment of and security interest in the Collateral and shall remain in full force and effect until the payment in full of the Obligations after the expiration of the Commitments of the Lenders under the Credit Agreement. Upon full payment of the Loans and the Revolving Credit Notes and satisfaction in full of the Obligations and termination of the

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Lenders' Commitments under the Credit Agreement, this Agreement and Encumbrances hereunder shall terminate without further acts by any Person. Thereafter, the Agent shall, upon the Borrower's written request, promptly execute and deliver to the Borrower, at the Borrower's expense, termination statements for all financing statements filed by the Agent against the Borrower, as the Borrower shall reasonably require in order to terminate the security interests created hereunder and any collateral assignments of Collateral to the Agent, in each case with the Agent's sole representation and warranty that the Collateral is being reconveyed free and clear of any Encumbrance created by or as a result of any act of the Agent.

SECTION 3. BORROWER'S TITLE: ENCUMBRANCES; SECURITY INTEREST

      (a) The Borrower represents and warrants that the Borrower is or, to the extent that Collateral is acquired after the date hereof, represents, warrants and agrees that it will be the owner of the Collateral, having good title thereto free from any and all Encumbrances except Encumbrances permitted to exist under subparagraphs (a) and (c) of Section 7.3 of the Credit Agreement (a "Permitted Lien").

      (b) The Borrower will not create or assume or permit to exist any Encumbrance on or against the Collateral, except for Permitted Liens, and the Borrower will promptly notify the Agent of any such Encumbrance, except for Permitted Liens, made or asserted against the Collateral, and will defend the Collateral against, and take all such action as may be necessary to remove, any such Encumbrance other than Permitted Liens.

      (c) The Borrower represents and warrants that the Encumbrances and security interests which have been created and granted simultaneously with the execution of this Agreement constitute duly perfected first priority Encumbrances in favor of the Agent and the Lenders on the Collateral subject to no other Encumbrance other than Permitted Liens, except such representation regarding priority and perfection shall not include those items of Collateral in which a security interest may not be perfected by filing of the UCC-1 Financing Statement.

      (d) The Borrower represents and warrants that there are no such third party rights applicable to the Software Systems (or if such rights do exist, that they are assignable without the consent of any third party, and have been duly assigned for security by Borrower to the Agent for the benefit of the Lenders by operation of and pursuant to the terms and conditions of this Agreement).

SECTION 4. STATE OF ORGANIZATION OF THE BORROWER; NAMES OF BORROWER.

      (a) Leasecomm represents and warrants that it does not have a state of organization other than the Commonwealth of Massachusetts. Leasecomm shall promptly notify the Agent of any change in the foregoing representation. Leasecomm has had no place of business or office where Leasecomm's books of account and records are kept other than its principal place of business located at 10M Commerce Way, Woburn, Massachusetts 01801 and its marketing office located 39899 Ballentine Drive, Suite 265, Newark, California.

      (b) Leasecomm shall at all times maintain its records as to the Collateral at its principal place of business at the address for Leasecomm's principal place of business specified in Section 4(a) hereof and Leasecomm agrees (i) to give the Agent at least 30 days prior written

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notice of any change in the place where it maintains such records or of any change in location of its principal place of business and (ii) maintain all its properties in good working order and condition and, in the ordinary course of business, make all repairs, replacements, additions and improvements thereto which may be necessary for the use thereof in the conduct of its business.

      (c) TimePayment represents and warrants that it does not have a state of organization except than the State of Delaware. TimePayment shall promptly notify the Agent of any change in the foregoing representation. TimePayment has had no place of business or office where TimePayment's books of account and records are kept other than its principal place of business located at 10M Commerce Way, Woburn, Massachusetts 01801 and its marketing office located 39899 Ballentine Drive, Suite 265, Newark, California.

      (d) TimePayment shall at all times maintain its records as to the Collateral at its principal place of business at the address for TimePayment's principal place of business specified in Section 4(a) hereof and TimePayment agrees (i) to give the Agent at least 30 days prior written notice of any change in the place where it maintains such records or of any change in location of its principal place of business and (ii) maintain all its properties in good working order and condition and, in the ordinary course of business, make all repairs, replacements, additions and improvements thereto which may be necessary for the use thereof in the conduct of its business.

SECTION 5. PERFECTION OF SECURITY INTEREST.

      The Borrower will join with the Agent in executing one or more all asset UCC financing statements or other notices appropriate under applicable law in form and substance satisfactory to the Agent and shall pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other instrument, agreement or document executed and delivered pursuant hereto (including the cost of all federal, state or local documentary, stamp or other taxes), in each case, in all public offices where filing or recording is deemed by the Agent to be necessary or desirable. The Borrower hereby authorizes the Agent to take all action at the expense of the Borrower (including, without limitation, the filing of any UCC financing statements or amendments thereto without the signature of the Borrower) which the Agent may deem necessary to perfect or otherwise protect the Encumbrances and security interest created hereunder and to obtain the benefits of this Agreement. Without limiting the generality of the foregoing, the Borrower shall, at the Borrower's expense, take and cause to be taken all such actions as the Agent may request in order to perfect and continue the perfection of the Encumbrances and security interests granted to the Agent and the Lenders in the Collateral, and without limiting the foregoing the Borrower shall, at the request of the Agent, deliver to the Agent all executed original counterparts of each Contract included in the Collateral (to the extent not already delivered to the Agent or approved third party depository), certified as such by the Borrower. The Agent shall have the right at any time at the Borrower's expense to cause the perfection of the Encumbrances and security interests granted to the Agent in the Collateral by whatever means reasonably deemed by the Agent to be necessary, and the Borrower shall cooperate fully with the Agent in connection therewith. In addition, upon request of the Agent at any time, with respect to any Loan made or to be made by the Lenders, the Borrower shall deliver to Agent the original bills of sale issued by the seller or the manufacturer of the Eligible
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                                      -6-

Equipment to which such Loan pertains showing the initial invoiced cost of all such Eligible Equipment and the Eligible Leases with respect thereto.

SECTION 6. GENERAL COVENANTS.

      The Borrower covenants and agrees that it shall:

      (a) from time to time at the Agent's request, furnish the Agent with written statements and schedules further identifying and describing the Collateral in such detail as the Agent may reasonably require;

      (b) advise the Agent promptly, in sufficient detail, of any material adverse change in the Collateral, and of the occurrence of any event which would be reasonably likely to have a material adverse effect on the value of the Collateral or on the Agent's Encumbrance and security interest thereon;

      (c) comply or, with respect to the Collateral, cause the obligors thereof to comply, with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Borrower's business;

      (d) at all times use, or cause the obligors to use, the Collateral for lawful purposes only, with all reasonable care and caution;

      (e) cause the Encumbrance and security interests granted pursuant to this Agreement to be at all times (except as permitted under Section 3(c) hereof) a first priority duly perfected Encumbrance and security interest upon the Collateral, subject to no Encumbrances other than Permitted Liens;

      (f) promptly execute and deliver to the Agent, such further assignments, security agreements or other instruments, documents, certificates and assurances and take such further action as the Agent may from time to time in its reasonable discretion deem necessary to perfect, protect or enforce its Encumbrance and security interest on the Collateral or otherwise to effectuate the intent of this Agreement, including, without limitation, the right of the Agent upon the occurrence of, and during the continuance of, an Event of Default to (i) take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, upon notice to the Borrower, as to any or all of the Collateral, by any available judicial procedure, or without judicial process (to the extent it is permissible to do so in view of the rights of lessees or other obligors who may have the right to possession of the Equipment), and, in connection therewith, the Borrower shall, upon request of the Agent and at the Borrower's expense, assemble the Collateral and make it available to the Agent at the Borrower's principal office or principal warehouse or such other locations as the Agent shall designate, and (ii) require the Borrower to, and upon such demand the Borrower shall (A) cause each obligor under the Contracts to make all Contract Payments directly to, in the Agent's sole discretion, either the Agent or to a post office box designated by the Agent to which only the Agent shall have access, (B) if the Borrower shall receive any Contract Payment or any other payment relating to Equipment (including, without limitation, any proceeds of insurance with respect to Equipment), hold such payment in trust by

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the Borrower for the benefit of the Agent and shall not commingle such payment with any other moneys or assets of the Borrower, and (C) promptly turn over and remit to the Agent all sums thus received, in the identical form as received, with all such endorsements thereof as may be required, as contemplated by
Section 8 hereof; in the event that the Borrower shall fail to notify the obligors to make payments to the Agent or to a post office designated by it, the Agent shall be entitled to do so, either in the name of the Borrower pursuant to its power of attorney in Section 11 hereof and in the Assignment of Leases, or in its own name; and

      (g) perform and observe all covenants, restrictions and conditions contained in the Loan Agreement providing for payment of taxes, maintenance of insurance and otherwise relating to the Collateral as though such covenants, restrictions and conditions were fully set forth in this Agreement.

SECTION 7. ASSIGNMENT OF INSURANCE.

      (a) The Borrower shall maintain, or cause its obligors to maintain, with responsible insurance companies such insurance on such of the properties of the Borrower, in such amounts and against such risks as is customarily maintained by similar micro leasing businesses; provided that the Borrower may continue to self insure Equipment in the manner in which it is currently conducting its business; and provided, further that the Borrower shall (i) not materially change the manner in which it self-insures Equipment without the prior written consent of the Agent; (ii) file with the Agent upon the request of the Agent a detailed list of the insurance then in effect, stating, as applicable, the names of the insurance companies, the amounts and rates of the insurance, dates of expiration thereof and the properties and risks covered thereby; and (iii) within 10 days after notice in writing from the Agent, obtain such additional insurance as the Agent may reasonably request.

      (b) As further security for the due payment and performance of the Obligations, the Borrower hereby assigns to the Agent for the benefit of the Lenders all sums relating to the Collateral, including, but not limited to, returned or unearned premiums, which may become payable under or in respect of any self-insurance program maintained by the Borrower or in which the Borrower participates, any policy of insurance owned by the Borrower or payable to the Borrower covering the Collateral, and the Borrower hereby agrees that it shall pay to the Agent such sums under self-insurance programs maintained by the Parent or in which it participates directly to the Agent and hereby directs each insurance company issuing any such policy to make payment of such sums directly to the Agent upon notice from the Agent to such insurance company of the occurrence of an Event of Default as defined in the Credit Agreement. The Borrower hereby appoints the Agent as the Borrower's attorney-in-fact and in the Borrower's or in the Agent's name to do one or more of the following upon the occurrence of, and during the continuance of, an Event of Default under the Credit Agreement: (i) endorse any check or draft representing any such payment or execute any proof of claim, subrogation receipt or any other document required by such insurance company as a condition to or otherwise in connection with such payment or (ii) assign any such policies. All such sums received by the Agent shall be applied by the Agent to satisfaction of the Obligations or, to the extent that such sums represent unearned premiums in respect of any policy of insurance on the Collateral refunded by reason of cancellation, toward payment for similar insurance protecting the respective interests of the Borrower and the Agent, or as otherwise required by applicable law,

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and to the extent not so applied shall be paid over to the Borrower. The
Borrower shall send a notice to the insurers of the assignment contained herein and shall furnish the Agent with a copy of such notice and the insurers' receipt thereof upon the request of the Agent. If the Borrower shall fail to send such notice of assignment, the Agent may do so on behalf of the Borrower.

SECTION 8. COLLECTIONS.

      At any time after the occurrence of, and during the continuance of, any Event of Default under Credit Agreement or if the Agent exercises the rights granted to it under this Agreement, the Borrower shall, at the request of the Agent, immediately upon receipt of any checks, drafts, cash or other remittances in payment of any part of the Collateral or in payment for any Collateral assigned, sold, transferred, or otherwise disposed of in accordance with the terms hereof and of the Credit Agreement, or in payment of or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, chooses in action and all other forms of obligations relating to any of the Collateral so sold, transferred or otherwise disposed of, deliver any such items to the Agent accompanied by a remittance report in form supplied or approved by the Agent, such items to be delivered to the Agent in the same form received, endorsed or otherwise assigned by the Borrower where necessary to permit collection of items and, regardless of the form of such endorsement the Borrower hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto. All such remittances shall be applied and credited by the Agent to the Obligations or as otherwise required by applicable law, and to the extent not so credited or applied, and to the extent not required to be paid over to any other party pursuant to applicable law, shall be paid over to the Borrower.

SECTION 9. RIGHTS AND REMEDIES ON DEFAULT.

      (a) In the event of the occurrence of, and during the continuance of, any Event of Default:

            (i) the Agent shall at any time thereafter have the right, itself or through any of its agents, upon notice to the Borrower, as to any or all of the Collateral (to the extent it is permissible to do so in view of the rights of lessees or other obligors who may have the right to possession of certain Equipment) by any available judicial procedure, or without judicial process, to take possession of the Collateral and without liability for trespass to enter any, premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the UCC or other applicable law;

            (ii) without limiting the generality of the foregoing, the Borrower agrees that the Agent shall have the right (subject to any rights of lessees or other obligors mentioned in clause (i) above) to sell, lease, or otherwise dispose of all or any part of the Collateral, and the unrestricted right and license to use, license to others, or assign to them, the Software Systems, whether in their then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Agent in its sole discretion may deem advisable, and it shall have the right to purchase at any such sale; and, if

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any Collateral shall require refurbishing, repairing, maintenance, preparation, or is in process or other unfinished state, the Agent shall have the right, at its option, to do such refurbishing, repairing, maintenance, preparation or processing, for the purpose of putting the Collateral in such salable or disposable form as it shall deem appropriate;

            (iii) the Agent shall at any time thereafter have the right to require the Borrower to, and upon such demand the Borrower shall (A) cause each obligor under the Contracts to make all Contract Payments and all other payments relating to the Collateral directly to, in the Agent's sole discretion, either the Agent or to a post office box designated by the Agent to which only the Agent shall have access, (B) if the Borrower shall receive any Contract Payment or any other payment relating to any Equipment (including, without limitation, any proceeds of insurance with respect to Equipment), hold the amount of such payment relating to the Collateral in trust by the Borrower for the benefit of the Agent and shall not commingle such payment with any other moneys or assets of the Borrower, and (C) promptly turn over and remit to the Agent all sums thus received, in the identical form as received, with all such endorsements thereof as may be required, as contemplated by Section 8 hereof; in the event that the Borrower shall fail to notify the obligors to make payments to the Agent or to a post office designated by it, the Agent shall be entitled to do so, either in the name of the Borrower pursuant to its power of attorney in Section 11 hereof and in the Assignment of Leases, or in its own name; and

            (iv) at the Agent's request, the Borrower shall (subject to any rights of lessees or other obligors mentioned in clause (i) above) assemble the Collateral and make available to the Agent at the Borrower's principal office or warehouse and make available to the Agent, without rent, all of the Borrower's premises and facilities for the purpose of the Agent's taking possession of, removing or putting the Collateral in salable or disposable form.

      (b) The Borrower hereby agrees that a notice sent at least ten (10) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be reasonable notice of such sale or other disposition.

      (c) The proceeds of any collection, sale, lease or other disposition of all or any part of the Collateral, and of all proceeds of the enforcement of any Encumbrance and security interests created under this Agreement or any other Loan Document, together with any sums then held by the Agent as part of the Collateral, shall be applied in the following order of priority:

            FIRST: To the Agent an amount equal to the fees, costs and expenses incurred by, and all other amounts owed or payable to, the Agent and the Lenders through the date of such enforcement or sale, including reasonable compensation for and expenses of the Agent's and the Lenders' representatives and counsel payable under the terms of the Credit Agreement, and all charges, expenses, indemnities, liabilities and advances incurred or made by or payable to the Agent and the Lenders in connection with such enforcement or sale provided for under the Credit Agreement, this Agreement or the other Loan Documents;

            SECOND: To the Agent in an aggregate amount equal to the sum of the unpaid commitment, facility and other fees and interest, if any, on the principal amount of the Loans;

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                                      -10-

            THIRD: To the Agent in an aggregate amount equal to the sum of the unpaid principal on the Loans;

            FOURTH: To the Agent in an aggregate amount equal to the sum of any other unpaid Obligations; and

            FIFTH: Any surplus then remaining to the Borrower or the Person who may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Agent and the Lenders are legally entitled the Borrower will be liable for the deficiency, together with interest thereon at the applicable rate set forth in Section 2.5 of the Credit Agreement, and the reasonable fees of any attorneys employed by the Agent to collect any Obligations; provided, however, that the foregoing shall not be deemed to require the Agent to resort to or initiate proceedings against the Collateral prior to the collection of any Obligations from the Borrower, the Parent or any other guarantor of the Obligations.

      To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Agent and the Lenders arising out of the repossession, removal, retention, sale or lease of the Collateral, provided that the Borrower does not waive any claim, damages or demand it may have arising out of the Agent's or Lenders' willful misconduct or gross negligence in connection with any action taken in respect of the Credit Agreement, this Agreement or the other Loan Documents.

SECTION 10. COSTS AND EXPENSES.

      Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Agent and as Agent on behalf of the Lender in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of the transactions contemplated by the Credit Agreement, the filing or recording of UCC financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining, preserving or refurbishing the Collateral, or the enforcing, foreclosing, retaking, holding, storing, processing, selling, leasing or otherwise realizing upon the Collateral and the Agent's and the Lenders' Encumbrance and security interest thereon, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to the transaction to which this Agreement relates, shall be borne and paid by the Borrower on demand by the Agent and if not paid within ten days of such demand shall be added to the principal amount of the Obligations.

SECTION 11. POWER OF ATTORNEY.

      (a) The Borrower authorizes the Agent and does hereby make, constitute and appoint the Agent, and any officer, employee or agent of the Agent, with full power of substitution, as the Borrower's true and lawful attorney-in-fact, effective upon the occurrence of an Event of Default or if the Agent exercises any of its rights under this Agreement, with power in its own name or in the name of the Borrower:

            (i) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Agent;

            (ii) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral;

            (iii) to pay or discharge taxes, Encumbrances, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral;

            (iv) to demand, collect, receive, compromise, settle and sue for monies due in respect of the Collateral;

            (v) to cause each obligor under the Contracts to make Contract Payments directly to the Agent;

            (vi) to notify lessees and other obligors with respect to the Collateral to make payments directly to the Agent; and

            (vii) generally, to do, at the Agent's option and at the Borrower's expense, at any time, or from time to time, all acts and things which the Agent reasonably deems necessary to protect, preserve and realize upon the Collateral and the Agent's security interest therein (including signing and filing any UCC Financing Statements or other agreements, documents, instruments or notices in the name of the Borrower or otherwise) in order to effect the intent of this Agreement and of the other Loan Documents, all as fully and effectively as the Borrower might or could do.

      (b) The Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.

      (c) This power of attorney, being coupled with an interest, shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

SECTION 12. DISPOSITION OF COLLATERAL.

      The Borrower shall not be entitled to sell or otherwise dispose of any of the Collateral except as expressly permitted by the Credit Agreement.

SECTION 13. NOTICES.

      All notices, requests and other communications pursuant to this Agreement shall be given in accordance with the Credit Agreement.

SECTION 14. OTHER SECURITY.

      To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Agent shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Agent's or any Lender's rights and remedies hereunder.

SECTION 15. DEPOSITS.

      Any and all deposits or other sums at any time credited by or due from the Agent or any Lender to the Borrower, whether in regular or special depository accounts or otherwise, shall at all times constitute additional Collateral for the Obligations, and may be set-off by such party against any Obligations at any time whether or not they are then due and whether or not other Collateral held by the Agent is considered to be adequate.

SECTION 16. CUSTODY, OF THE COLLATERAL.

      The Agent shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION 17. WAIVERS; OBLIGATIONS ABSOLUTE.

      (a) No course of dealing among the Borrower, the Agent and the Lenders, nor any failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder or under the Credit Agreement shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      (b) The Borrower acknowledges that this Agreement is a continuing obligation and that the Obligations hereunder shall extend to each and every extension or renewal of such obligation of the Borrower.

SECTION 18. CUMULATIVE REMEDIES.

      All of the Agent's and the Lenders' rights and remedies with respect to the Collateral, whether established hereby or by the Credit Agreement or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

SECTION 19. SEVERABILITY.

      The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

SECTION 20. MODIFICATION.

      This Agreement may not be amended or modified, nor may any provisions be waived, except by a writing signed by each of the parties hereto or, in the case of a waiver, by the party so waiving its rights.

SECTION 21. COUNTERPARTS.

      This Agreement may be executed in as many counterparts as may be deemed necessary or convenient, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

SECTION 22. BINDING EFFECT. BENEFIT OF AGREEMENT AND ASSIGNMENT.

      The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that the rights and obligations of the Borrower under this Agreement shall not be assigned or delegated without the prior written consent of the Agent and the Lenders, and any purported assignment or delegation without such consent shall be void.

SECTION 23. GOVERNING LAW.

      This Agreement shall be governed and construed and enforced in accordance with the laws of the State of New York applicable to contracts entered into and to be performed entirely within such State.

SECTION 24. INDEMNITY.

      (a) The Borrower covenants and agrees to indemnify and hold harmless the Agent and the Lenders, and their respective officers, directors, employees, agents, attorneys-in-fact and affiliates, from and against any and all claims, suits, losses, penalties, demands, causes of action and judgments of any nature whatsoever and all liabilities and indebtedness of any and every kind and nature now or hereafter owing, arising, due or payable, including all costs and expenses (including reasonable attorneys fees and expenses) (all of the foregoing being herein collectively called "Liabilities"), which may be imposed on, incurred by or asserted, against any of them in connection with (i) the ownership or use of any of the Collateral or the security interest of the Agent in the Collateral, (ii) the failure on the part of the Borrower to comply and to cause the obligors and users under any Contracts to comply in all respects with the laws of the United States of America and other jurisdictions in which the Collateral or any part thereof may be operated and with all lawful acts, rules, regulations and orders of any commissions, boards or other legislative, executive, administrative or judicial bodies or officers having power to regulate or supervise any of the Collateral, and (iii) the execution, delivery, consummation, waiver, consent, amendment, enforcement, performance and administration of this Agreement, the Credit Agreement, the Security Documents and the other Loan Documents, or the use by the Borrower of the proceeds of each extension of credit under the Credit Agreement; provided, however, that the Borrower shall not have any obligation with respect to liabilities arising from the gross negligence or willful misconduct of the Agent or the Lenders.

      (b) The Borrower agrees to defend and pay all costs, expenses and judgments incurred by it, the Agent or the Lenders in any action brought against the Borrower under the Contracts or in any actions brought by the Agent or the Lenders pursuant to this Agreement whether under or pursuant to the provisions of any Contract or to enforce any provisions of any Contract.

      (c) The obligations of the Borrower under this Section 24 shall survive the termination of this Agreement.

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                                      -15-

      IN WITNESS WHEREOF the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.

                             LEASECOMM CORPORATION,
                                  as Borrower

                             By:/s/ Richard F. Latour
                                --------------------------
                                Richard F. Latour, Executive Vice
                                  President

                             TIMEPAYMENT CORP. LLC,
                                  as Borrower

                             By:/s/ Richard F. Latour
                                ---------------------------
                                Richard F. Latour, President

                             THE CIT GROUP/COMMERCIAL
                             SERVICES, INC., as Agent

                             By:/s/ Daniel B. Ciotti
                                ---------------------------
                                Daniel B. Ciotti, Vice President